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                                                                  Exhibit 10.2.2


                         SECOND AMENDMENT AND WAIVER TO
                             SHAREHOLDERS' AGREEMENT

         This Second Amendment and Waiver (the "AMENDMENT") to the Shareholders' Agreement dated as of October 11, 2000 is made as of April 4, 2001 among Advanstar Holdings Corp. (the "COMPANY"), the DLJ Funds, the Existing Shareholders, the DLJIP Funds, the Management Shareholders, Ares Leveraged Investment Fund, L.P. ("ARES I") and Ares Leveraged Investment Fund II, L.P. ("ARES II", and together with Ares I, the "ARES FUNDS").

                              W I T N E S S E T H :

         WHEREAS, the Company, the DLJ Funds, the Existing Shareholders, the DLJIP Funds and the Management Shareholders are parties to the Shareholders' Agreement dated as of October 11, 2000, as amended by the First Amendment and Waiver to Shareholders' Agreement dated as of February 21, 2001 among such parties (the "SHAREHOLDER'S AGREEMENT");

         WHEREAS, Peter J. Solomon Co., Ltd. ("PJS") and the H&F Funds desire to transfer to the Ares Funds 4,349 shares and 195,651 shares, respectively, of the Common Shares that each of PJS and the H&F Funds beneficially own, so that after such transfers the Ares Funds shall beneficially own 200,000 Common Shares in the aggregate; and

         WHEREAS, the parties hereto desire to amend the Shareholders' Agreement to include the Ares Funds as parties thereto and to make certain changes concerning certain of the Ares Funds' rights, duties and obligations in respect thereof;

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Shareholders' Agreement shall have the meaning assigned to such term in the Shareholders' Agreement. Each reference to "hereof", "hereunder", "herein", and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Shareholders' Agreement shall from and after the date hereof refer to the Shareholders' Agreement as amended hereby.

         SECTION 2. WAIVER TO PERMIT PJS AND THE H&F FUNDS TO MAKE TRANSFERS TO THE ARES FUNDS; ADDITION OF THE ARES FUNDS AS SHAREHOLDERS UNDER THE SHAREHOLDERS' AGREEMENT. The parties hereto waive the requirements of Section
3.04 of the Shareholders' Agreement solely to the extent necessary to permit PJS and the H&F Funds

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to transfer 4,349 shares and 195,651 shares of the Common Shares that PJS and the H&F Funds beneficially own to the Ares Funds at any time prior to April 6, 2001. Each of the Ares Funds hereby acknowledges, agrees and confirms that as of the date of such transfer, by its execution of this Amendment, each shall be deemed to be a party to the Shareholders' Agreement, as amended hereby, with all of the rights and obligations of a Shareholder and the Ares Funds under the Shareholders' Agreement, as amended hereby. Each of the Ares Funds hereby ratifies, as of the date of such transfer, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement, as amended hereby.

         SECTION 3. AMENDMENTS TO INTRODUCTION AND DEFINITIONS.

         (a) The introduction to the Shareholders' Agreement is amended by deleting the word "and" at the end of clause (iv), by replacing the period at the end of clause (v) with "; and", and by adding the following clause after clause (v):

                  (vi) each other Shareholder party hereto.

         (b) The following new definitions are added to Section 1.01 of Shareholders' Agreement in appropriate alphabetical order:

                           "ARES I" means Ares Leveraged Investment Fund, L.P.,
                  a Delaware limited partnership.

                           "ARES II" means Ares Leveraged Investment Fund II,
                  L.P., a Delaware limited partnership.

                           "ARES FUNDS" means Ares I and Ares II. If either or
                  both of the Ares Funds shall hereafter transfer any of their Company Securities to any of their Permitted Transferees, the term "THE ARES FUNDS" shall mean the Ares Funds and their Permitted Transferees, taken together, and any right, obligation or other action that may be exercised or taken at the election of the Ares Funds may be exercised or taken at the election of the Ares Funds and their Permitted Transferees.

         (c) The definition of "Initial Ownership" in Section 1.01 of the Shareholders' Agreement is amended by inserting "or Other Shareholder" after the term "Management Shareholder" in every place where it appears therein.

         (d) The definition of "Permitted Transferee" in Section 1.01 of the Shareholders' Agreement is amended by deleting "and" at the end of clause (iv), by replacing the period at the end of clause (v) with "; and", and by adding the following clause after clause (v):


                                        2

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                           (vi) in the case of the Ares Funds, any other
                  investment fund that is an Affiliate of the Ares Funds.

         SECTION 4. AMENDMENT TO RESTRICTIONS ON TRANSFERS. The title of Section
3.04 and the portion of Section 3.04(a) of the Shareholder's Agreement that precedes clause (i) are amended, restated and superceded in their entirety with the following:

                           SECTION 3.04. RESTRICTIONS ON TRANSFERS BY EXISTING
                  SHAREHOLDERS, THE ARES FUNDS AND DLJIP FUNDS, AND TRANSFERS OF ROLLOVER SHARES GENERALLY. (a) Subject to Section 3.04(b), none of the Existing Shareholders, the Ares Funds or DLJIP Funds shall Transfer any of its Company Securities and neither Krakoff nor Alic shall sell any of their respective Rollover Shares, except to one or more of its Permitted Transferees in accordance with Section 3.03 or as follows (in each case in compliance with the Securities Act, any other applicable securities or "blue sky" laws, any restrictions contained in the terms and conditions for such Company Securities and any agreement or instrument pursuant to which such Company Securities have been issued):

         SECTION 5. AMENDMENT TO REGISTRATION RIGHTS. Section 5.02(c) of the Shareholders' Agreement is amended by deleting "No Existing Shareholder" in each place where it appears therein and replacing it in each such place with "None of the Existing Shareholders or the Ares Funds".

         SECTION 6. AMENDMENT TO NOTICE PROVISION. Section 7.02 of the Shareholders' Agreement is amended by inserting after "if to any Management Shareholder, to such Management Shareholder at the Company's address listed above," the following:

                  if to the Ares Funds:

                                    Ares Leveraged Investment Fund, L.P.
                                    Ares Leveraged Investment Fund II, L.P.
                                    c/o Ares Management, L.P.
                                    1999 Avenue of the Stars, Suite 1900
                                    Los Angeles, CA 90067
                                    Attention: Eric Beckman

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.


                                        3

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         SECTION 8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective (i) when all parties required to execute this Amendment pursuant to Section 7.03 of the Shareholders' Agreement shall have executed this Amendment or a counterpart hereto and (ii) when the Ares Funds shall have executed this Amendment or a counterpart hereto.

         SECTION 9. EFFECT OF AMENDMENT. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any term or condition of the Shareholders' Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.


                                        4

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                      ADVANSTAR HOLDINGS CORP.


                                      By: /s/ David Wittels
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      DLJ MERCHANT BANKING PARTNERS III, L.P.
                                            By: DLJ Merchant Banking III, Inc.,
                                                   its Managing General Partner


                                      By: /s/ David Wittels
                                        ----------------------------------------
                                        Name:
                                        Title:


                                      DLJMB FUNDING III, INC.


                                      By: /s/ David Wittels
                                         ---------------------------------------
                                           Name:
                                           Title:


                                      DLJ OFFSHORE PARTNERS III, C.V.
                                      By: DLJ Merchant Banking III, Inc.,
                                             its Managing General Partner

                                      By: /s/ David Wittels
                                         ---------------------------------------
                                         Name:
                                         Title:

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                                HELLMAN & FRIEDMAN CAPITAL
                                PARTNERS III, L.P.

                                By: H&F Investors III, as general partner

                                By: Hellman & Friedman Associates III, L.P., as managing general partner

                                By: H&F Investors III, Inc., as managing general partner


                                By: /s/ Mitchell R. Cohen
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                H&F ORCHARD PARTNERS III, L.P.
                                By: H&F Investors III, as general partner

                                By: Hellman & Friedman Associates III, L.P., as
                                       managing general partner

                                By: H&F Investors III, Inc., as managing general
                                     partner

                                By: /s/ Mitchell R. Cohen
                                   ---------------------------------------------
                                   Name:
                                   Title:

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                                H&F INTERNATIONAL PARTNERS III, L.P.
                                By: H&F Investors III, as general partner

                                By: Hellman & Friedman Associates III, L.P., as
                                       managing general partner

                                By: H&F Investors III, Inc., as managing general
                                     partner


                                By: /s/ Mitchell R. Cohen
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                PETER J. SOLOMON CO., LTD.


                                By: /s/ Kenneth T. Berliner
                                   ---------------------------------------------
                                   Name:
                                   Title:

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                                   DLJ  INVESTMENT PARTNERS II, L.P.

                                   By: DLJ INVESTMENT PARTNERS II, INC., as
                                          Managing General Partner


                                   By:  /s/ John Moriarty
                                      ------------------------------------------
                                        Name:
                                        Title:


                                   DLJ  INVESTMENT PARTNERS, L.P.

                                   By: DLJ INVESTMENT PARTNERS, INC., as
                                         Managing General Partner


                                   By: /s/ John Moriarty
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   DLJ INVESTMENT FUNDING II, INC.


                                   By: /s/ Ivy B. Dodes
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   DLJ ESC II, L.P.

                                   By: DLJ LBO PLANS MANAGEMENT
                                          CORPORATION, as General Partner


                                   By: /s/ Ivy B. Dodes
                                      ------------------------------------------
                                      Name:
                                      Title:

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                                MANAGEMENT SHAREHOLDERS:


                                ROBERT L. KRAKOFF


                                /s/ Robert L. Krakoff
                                ------------------------------------------------



                                JAMES M. ALIC


                                /s/ James M. Alic
                                -----------------------------------------------



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                                ARES LEVERAGED INVESTMENT FUND, L.P.

                                By: ARES MANAGEMENT, L.P., as general partner


                                By: /s/ Bennett Rosenthal
                                   --------------------------------------------
                                   Name:
                                   Title:



                                ARES LEVERAGED INVESTMENT FUND II, L.P.

                                By: ARES MANAGEMENT II, L.P., as general partner


                                By: /s/ Bennett Rosenthal
                                   --------------------------------------------
                                   Name:
                                   Title: